SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2002

                          UNION ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    INDIANA
                 (State or other jurisdiction of incorporation)

            0-26412                                     35-1908796
    (Commission File Number)                           (IRS Employer
                                                     Identification No.)

250 N. Shadeland Avenue, Indianapolis, IN                    46219
 (Address of principal executive offices)                 (Zip Code)

                                 (317) 231-6400
              (Registrant's telephone number, including area code)

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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     On October 31, 2002, Union Acceptance Corporation filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court in the Southern District of Indiana, Indianapolis Division. An excerpt from the press release announcing the Chapter 11 filing is attached as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(A)       Exhibits

          Number          Description

           99.1           Excerpt from Press Release, dated October 31, 2002, of
                           Union Acceptance Corporation

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      UNION ACCEPTANCE CORPORATION


October 31, 2002                      By: /s/ Mark R. Turner
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                                          Mark R. Turner